Exhibit 2
                                                                       ---------


                             JOINT FILING AGREEMENT


     JOINT FILING AGREEMENT (this "Agreement"), dated as of September 26, 2000, among TPG Partners, L.P., a Delaware limited partnership ("TPG"), TPG Parallel I, L.P., a Delaware limited partnership ("Parallel"), Wine Partners, L.P., a Delaware limited partnership ("Wine Partners"), and TPG GenPar, L.P., a Delaware limited partnership ("GenPar").

                               W I T N E S S E T H

     WHEREAS, as of the date hereof, each of TPG, Parallel and GenPar is amending their statement on Schedule 13D dated November 14, 1997 (the "Schedule 13D") with respect to the common stock of Beringer Wine Estates Holdings, Inc., a corporation organized and existing under the laws of Delaware, by filing, together with Wine Partners, Amendment No. 1 to the Schedule 13D ("Amendment No. 1");

     WHEREAS, each of TPG, Parallel, Wine Partners and GenPar is individually eligible to file Amendment No. 1;

     WHEREAS, each of TPG, Parallel, Wine Partners and GenPar wishes to file Amendment No. 1 and any future amendment to the Schedule 13D jointly and on behalf of each of TPG, Parallel, Wine Partners and GenPar, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Exchange Act");

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

     1. TPG, Parallel, Wine Partners and GenPar hereby agree that Amendment No. 1 is, and any future amendments to the Schedule 13D will be, filed on behalf of each of TPG, Parallel, Wine Partners and GenPar pursuant to Rule
13d-1(k)(1)(iii) under the Exchange Act.

     2. TPG hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, TPG is responsible for the timely filing of Amendment No. 1 and any future amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning TPG contained therein, and is not responsible for the completeness and accuracy of the information concerning Parallel, Wine Partners and GenPar contained therein, unless TPG knows or has reason to know that such information is inaccurate.

     3. Parallel hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, Parallel is responsible for the timely filing of Amendment No. 1 and any future amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning Parallel contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG, Wine Partners and GenPar contained therein, unless Parallel knows or has reason to know that such information is inaccurate.

     4. Wine Partners hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, Wine Partners is responsible for the timely filing of Amendment No. 1 and any future amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning Wine Partners contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG, Parallel and GenPar contained therein, unless Wine Partners knows or has reason to know that such information is inaccurate.

     5. GenPar hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, GenPar is responsible for the timely filing of Amendment No. 1 and any future amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning GenPar contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG, Parallel and Wine Partners contained therein, unless GenPar knows or has reason to know that such information is inaccurate.

     6. Each of TPG, Parallel, Wine Partners and GenPar hereby agree that this Agreement shall be filed as an exhibit to Amendment No. 1, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

                     [Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.

                                    TPG Partners, L.P.
                                    a Delaware Limited Partnership

                                         By: TPG GenPar, L.P.
                                         a Delaware Limited Partnership,
                                         General Partner

                                             By:  TPG Advisors, Inc.
                                             a Delaware Corporation,
                                             General Partner

                                             By:  /s/ Richard A. Ekleberry
                                                  ------------------------
                                             Name:  Richard A. Ekleberry
                                             Title: Vice President



                                    TPG Parallel I, L.P.
                                    a Delaware Limited Partnership

                                         By: TPG GenPar, L.P.
                                         a Delaware Limited Partnership,
                                         General Partner

                                             By:  TPG Advisors, Inc.
                                             a Delaware Corporation,
                                             General Partner

                                             By:  /s/ Richard A. Ekleberry
                                             Name:  Richard A. Ekleberry
                                             Title: Vice President

                                    Wine Partners, L.P.
                                    a Delaware Limited Partnership

                                         By: TPG Advisors, Inc.
                                         a Delaware Corporation,
                                         General Partner

                                             By:  /s/ Richard A. Ekleberry
                                                  ------------------------
                                             Name:  Richard A. Ekleberry
                                             Title:   Vice President



                                    TPG GenPar, L.P.
                                    a Delaware Limited Partnership

                                          By: TPG Advisors, Inc.
                                          a Delaware Corporation,
                                          General Partner

                                              By:  /s/ Richard A. Ekleberry
                                                   ------------------------
                                              Name:  Richard A. Ekleberry
                                              Title:   Vice President